VOYA SERIES FUND, INC.

Voya Global Target Payment Fund

(“Fund”)

Supplement dated January 30, 2019

to the Fund’s Class A, Class C, Class I, Class R, Class R6, Class T and Class W

shares Prospectus dated February 28, 2018

(the “Prospectus”)

The Fund combines a managed payment policy with a diversified investment portfolio of Voya mutual funds invested in global equity, fixed-income, and real estate securities.

1.	The second sentence in the third paragraph in the section entitled “Principal Investment Strategies” of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

The Fund will make a level payment of $0.038 per share for Class A shares, $0.034 per share for Class C shares, $0.040 per share for Class I shares, $0.036 per share for Class R shares, $0.040 per share for Class R6 shares, $0.038 per share for Class T, and $0.040 per share for Class W shares for 2019 based on annual payment rates of 5.60% for Class A shares, 4.85% for Class C shares, 5.91% for Class I shares, 5.35% for Class R shares, 5.91% for Class R6 shares, 5.60% for Class T shares, and 5.85% for Class W shares.

2.	The fourth, fifth, and sixth sentences of the section entitled “More Information about the Fund – An Introduction to the Fund’s Managed Payment Policy” of the Fund’s Prospectus are hereby deleted and replaced with the following:

For the calendar year 2019, the Fund will make a level monthly payment of $0.038 per share for Class A shares, $0.034 per share for Class C shares, $0.040 per share for Class I shares, $0.036 per share for Class R shares, $0.040 per share for Class R6 shares, $0.038 per share for Class T, and $0.040 per share for Class W shares. The level monthly payment amount for calendar year 2019 will be the product of: (i) the Annual Payment Rate of 5.60% for Class A shares, 4.85% for Class C shares, 5.91% for Class I shares, 5.35% for Class R shares, 5.91% for Class R6 shares, 5.60% for Class T shares, and 5.85% for Class W shares, divided by 12; and (ii) the average month end value of a reference account holding shares of the Fund (plus shares received with respect to re-investment of any special distributions of income or capital gains) over the previous three calendar years (or if shorter, since inception) ("Trailing Average Account Value"). Therefore, investors holding 10,000 shares would generate a monthly payment of $380 from holdings in Class A shares, $340 from holdings in Class C shares, $400 from holdings in Class I shares, $360 from holdings in Class R shares, $400 from holdings in Class R6 shares, $380 from holdings in Class T shares, and $400 from holdings in Class W shares of the Fund during 2019.

3.	The second paragraph of the section entitled “Dividends, Distributions, and Taxes – Dividends and Distributions” of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

For the calendar year 2019, the Fund will make a level monthly payment of $0.038 per share for Class A shares, $0.034 per share for Class C shares, $0.040 per share for Class I shares, $0.036 per share for Class R shares, $0.040 per share for Class R6 shares, $0.038 per share for Class T, and $0.040 per share for Class W shares. The level monthly payment amount for calendar year 2019 will be the product of: (i) the Annual Payment Rate of 5.60% for Class A shares, 4.85% for Class C shares, 5.91% for Class I shares, 5.35% for Class R shares, 5.91% for Class R6 shares, 5.60% for Class T shares, and 5.85% for Class W shares, divided by 12; and (ii) the Trailing Average Account Value. Therefore, investors holding 10,000 shares would generate a monthly payment of $380 from holdings in Class A shares, $340 from holdings in Class C shares, $400 from holdings in Class I shares, $360 from holdings in Class R shares, $400 from holdings in Class R6 shares, $380 from holdings in Class T shares, and $400 from holdings in Class W shares from the Fund during 2019.

PLEASE RETAIN SUPPLEMENT FOR FUTURE REFERENCE

THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENT FILED ON JANUARY 10, 2019.